Warrant Liability	6 Months Ended
Jun. 30, 2016
Warrant Liability [Abstract]
Warrant Liability

Note 12. Warrant Liability

The fair value of the warrant liability was determined by the Company using the Binomial Lattice pricing model. This model is dependent upon several variables such as the instrument’s expected term, expected strike price, expected risk-free interest rate over the expected instrument term, the expected dividend yield rate over the expected instrument term and the expected volatility of the Company’s stock price over the expected term. The expected term represents the period of time that the instruments granted are expected to be outstanding. The expected strike price is based upon a weighted average probability analysis of the strike price changes expected during the term as a result of the down round protection. The risk-free rates are based on U.S. Treasury securities with similar maturities as the expected terms of the options at the date of valuation. Expected dividend yield is based on historical trends. The Company measures volatility using a blended weighted average of the volatility rates for a number of similar publicly-traded companies. The inputs to the model were as follows:

The inputs to the model were as follows:

	June 30, 2016	December 31, 2015

Stock Price	$11.31	$13.74
Dividend Yield*	$0.125	$0.125
Risk-free rate	0.49%	0.65%
Expected Term	0.47	0.97
Expected Volatility	35.68%	37.69%

*A quarterly dividend of $0.125 per share commencing in the third quarter of 2016 was assumed.

The table below provides a reconciliation of the beginning and ending balances for the warrant liability measured using significant unobservable inputs (Level 3):

Balance – December 31, 2015	$31,213
Adjustment to fair value of warrants exercised cashlessly	(222)
Adjustment to fair value of unexercised warrants	(5,911)
Balance – March 31, 2016	25,080
Adjustment to fair value of warrants exercised cashlessly	(15)
Adjustment to fair value of unexercised warrants	(6,687)
Balance – June 30, 2016	$18,378

The main variable that affected the change in fair value of the warrant liability was the stock price which declined from $13.74 to $11.31 as of December 31, 2015 and June 30, 2016, respectively.

The Company’s equity warrants are exercisable by the warrant holder in either of two modes: (i) by making a cash payment at the exercise price and receiving ordinary shares (“cash exercise”), or (ii) by applying a formula in the warrant agreement that is based on the market price of the shares on the NASDAQ market in order to receive ordinary shares for the warrant with no cash payment (“cashless exercise”).

When the warrants are exercised for ordinary shares, the Company re-measures the fair value of the exercised warrants as of the date of exercise using quoted prices on the OTC Pink Markets and records the change in fair value in the condensed consolidated statement of operations, and records the fair value of the exercised warrants as additional paid-in capital in the shareholders’ equity section of the Company’s balance sheet.

Of 2,483,839 aggregate warrants exercised since the merger in December 2013, warrant holders exercised 102,570 warrants for an equal number of shares on a cash basis, and 2,381,269 warrants for 1,019,669 ordinary shares on a cashless basis.